IN THE CIRCUIT COURT OF THE ELEVENTH JUDICIAL CIRCUIT
IN AND FOR MIAMI-DADE COUNTY, FLORIDA

GLOBAL TECHNOLOGIES, LTD, a Florida
Foreign corporation

Plaintiff, CASE NO.:

v.

FORTIS HOLDINGS, LTD, a foreign corporation
FLASH FUNDING, INC., a foreign corporation
WAYFARER MANAGEMENT, LTD.,
a foreign corporation, and OTC CAPITAL
PARTNERS, LLC, a Florida limited liability company

Defendants
_______________________________________/

COMPLAINT FOR DECLARATORY JUDGMENT

Plaintiff, GLOBAL TECHNOLOGIES, LTD, a Florida foreign corporation ("GTL") by and through its undersigned attorneys, hereby files this Complaint for declaratory relief against Defendants, FORTIS HOLDINGS, LTD, a foreign corporation ("FORTIS"), WAYFARER MANAGEMENT, LTD, a foreign corporation ("WAYFARER"), FLASH FUNDING, INC. ("FLASH"), a foreign corporation and OTC CAPITAL PARTNERS, LLC, a Florida limited liability company ("OCP"), (collectively referred to as "Defendants") and alleges as follows:

JURISDICTION, VENUE, AND PARTIES

1. Plaintiff, GTL is a Florida foreign corporation, incorporated in the State of Delaware, with its principal place of business in Saint Petersburg, Florida.

2. Defendant, FORTIS, is a foreign corporation with its principal place of business at Capital City Building, Suite 305, Victoria Mahe, Seychelles, is or was at times material engaged in regular and not isolated activity in Florida.

3. Defendant, WAYFARER, a foreign corporation with its principal place of business at Capital City Building, Suite 305, Victoria Mahe, Seychelles, is or was at times material engaged in regular and not isolated activity in Florida.

4. Defendant, FLASH, a domestic corporation, incorporated within the state of Florida, with its principal place of business at 478 E Altamonte Dr, #108-430, Altamonte Springs, FL 32701, is or was at times material engaged in regular and not isolated activity in Florida.

5. Defendant, OCP, a Florida limited liability company, formed within the State of Florida, with its principal place of business at 16900 North Bay Rd, #1406, Sunny Isle, FL 33160, is or was at times material engaged in regular and not isolated activity in Florida.

6. Each of the Defendants engaged in continuous and systematic business within the State of Florida by marketing or selling services and products within this state, purchasing products and services within this state, and/or by entering contracts in Florida.

7. Jurisdiction and venue are proper in Miami-Dade County Circuit Court as OCP has its principal place of business in Miami and this is an action for nonmonetary declaratory relief to determine that any entry into a stock transaction journal tending to show any issuance of stock to Defendants is void for want of consideration, and that such stock transfer was never actually consummated resulting in erroneous listing of these transactions in said journals.

GENERAL ALLEGATIONS

8. GTL is a publicly traded corporation on the OTC Markets Pink Exchange operated by OTC Markets, Inc.

9. GTL is attempting to restructure its assets and liabilities in order to make it a commercially viable entity.

10. The current management and board of GTL have no records of any transactions or business relationship with Defendants FORTIS, WAYFARER, FLASH and OCP other than a resolution and transfer to FORTIS and WAYFARER only by former chairman Anthony Welch.

11. No payment, compensation or consideration of any kind was provided to GTL in exchange for the shares listed or described as transferred to these Defendants in the transaction journals of Pacific Stock Transfer, LLC, the registered transfer agent of GTL.

12. FORTIS is no longer a continuing business interest, and although the FORTIS has not been wound down its sole principal, Anthony K. Welch is deceased. Mr. Welch was permanently barred from all securities transactions in 2010.

13. WAYFARER is no longer a continuing business interest, and although the WAYFARER has not been wound down its sole principal, Anthony K. Welch is deceased. Mr. Welch was permanently barred from all securities transactions in 2010.

14. FLASH is no longer a continuous business interest and was voluntarily dissolved on July 5, 2012. Its principal, Joseph Ciccarelli, served as an officer on 18 Florida entities during the years from 2010-2014, all of which have been dissolved.

15. OCP is no longer a continuous business interest and was administratively dissolved on September 23, 2016. Only January 26, 2017, its principal, Adi M Elfenbein, and OCP were permanently restrained and enjoined from violating sections 5(a) and 5(c) of the Securities Act of 1933 and barred for a period of five (5) years from participating in an offering of penny stocks, including engaging in activities with a broker, dealer, or issuer for purposes of issuing, trading, or introducing or attempting to induce the purchase or sale of a penny stock.

16. Plaintiff is not seeking monetary relief in this action, but rather a declaratory decree establishing that the transactions with the named Defendants described in "Exhibit A" are void, erroneous, or cancellable.

17. All conditions precedent to the filing of this action have been compiled with, met, or otherwise waived.

COUNT I—ACTION FOR DECLARATORY JUDGMENT

18. GTL realleges and reincorporates paragraphs 1 through 17 of this Complaint as if more fully set forth herein.

19. This is an action for Declaratory Judgment pursuant to Chapter 86 of the Florida Statutes.

20. GTL maintains that the shareholder list attached hereto as "Exhibit A" contains errors and improper inclusions of transfers that are void for fraud or want of consideration.

21. GTL maintains that the relevant portion of the shareholder list, which has been attached hereto as "Exhibit A", does not accurately describe the stock transfers rightfully and properly issued by GTL.

22. GTL maintains that the transfer of 2,000,000,000 shares to FORTIS is improper, unenforceable, cancelable, and void based upon a complete lack of consideration and issuance based upon fraudulent representations.

23. GTL maintains that the transfer of 565,000,000 shares suggested to WAYFARER is improper, unenforceable, cancelable, and void based upon a complete lack of consideration and issuance based upon fraudulent representations.

24. GTL maintains that the transfer of 400,000,000 shares to FLASH is improper, unenforceable, cancelable, and void based upon a complete lack of consideration and issuance based upon fraudulent representations.

25. GTL maintains that the transfer of 500,000,000 shares to OCP is improper, unenforceable, cancelable, and void based upon a complete lack of consideration and issuance based upon fraudulent representations.

26. Based upon the foregoing improper and enforceable transfers as listed in "Exhibit A," the Financial Industry Regulatory Authority ("FINRA") has refused to permit GTL to perform a corporate action necessary to the restructuring and recapitalization of the corporation, which is the only means by which GTL may become or remain a viable business entity.

27. The remaining shareholders of the presently issued and owned 14,980,293,609 shares will be irreparably harmed by the failure to void, rescind, or cancel the fraudulent or uncompensated issuance of stock to the Defendants as described in the preceding paragraphs.

28. GTL has had no communication with Defendants at any time since the current management team took control on or about December 2017, despite multiple attempts to resolve these issues.

29. GTL has no liability to Defendants, FORTIS, WAYFARER, FLASH and OCP for any reason whatsoever, and no valid transfer of stock was ever issued to any of these Defendants.

30. As a direct and proximate result of the foregoing conflicting positions of the Parties, there is an actual, present, bona-fide controversy between the Parties which requires judicial resolution as to whether there has been a viable transfer of shares of GTL to the respective Defendants.

31. GTL respectfully requests a declaration by this Court of the rights and liabilities of the Parties.

WHEREFORE, Plaintiff GLOBAL TECHNOLOGIES, LTD, respectfully requests this Court take jurisdiction over this matter for the purposes of entering a Judgment:

(1) Declaring that Plaintiff has no liability to FORTIS related to or as described in "Exhibit A;"

(2) Declaring that Plaintiff has no liability to Wayfarer related to or as described in "Exhibit A;"

(3) Declaring that Plaintiff has no liability to Flash related to or as described in "Exhibit A;"

(4) Declaring that Plaintiff has no liability to OCP related to or as described in "Exhibit A;"

(5) Declaring that the transfer of GTL stock listed on "Exhibit A" to FORTIS is void for lack of consideration and fraud.

(6) Declaring that the transfer of GTL stock listed on "Exhibit A" to WAYFARER is void for lack of consideration and fraud.

(7) Declaring that the transfer of GTL stock listed on "Exhibit A" to FLASH is void for lack of consideration and fraud.

(8) Declaring that the transfer of GTL stock listed on "Exhibit A" to OCP is void for lack of consideration and fraud.

(9) For any and all such other and further relief as this Court deems just and proper.

Dated: February 9, 2021

Respectfully submitted,

K/S Attorneys at Law

/s/ Tina El Fadel

Tina El Fadel, Esquire
Florida Bar # 0091039
2424 N. Federal Highway Suite 200

Boca Raton, Fl 33431
PH :(561) 939-8042; Fax: (561) 750-5083
tina@ks-law.com
eservice@ks-law.com

Name/Address	Shares	Certificate		Issued		Active Shares	
[redacted]							
	500,000,000	BE1-	2 BkEntry	02/02/18		500,000,000	Restricted
				Total Restricted Shares:		**500,000,000**	
[redacted]							
	500,000	CS1-	435	04/16/01		500,000	Restricted
				Total Restricted Shares:		**500,000**	
[redacted]							
	750	CS1-	375	04/11/00		750	
[redacted]							
	450	CS1-	470	05/07/02		450	
FLASH FUNDING INC 220 CENTRAL PKWY STE 2070 ALTAMONTE SPRINGS, FL 32701							
	400,000,000	CS1-	2059	07/15/11		400,000,000	
FORTIS HOLDINGS LTD CAPITAL CITY BLDG STE 305 VICTORIS MAHE SEYCHELLESS U							
	26,000,000	CS1-	2009	07/15/10		26,000,000	Restricted
	2,000,000,000	CS1-	2010	07/30/10		2,000,000,000	Restricted
		Total Active Shares for Stock Class CS1				**2,026,000,000**	
				Total Restricted Shares:		**2,026,000,000**	
[redacted]							
	3,800	CS1-	218	12/14/99		3,800	Restricted
	1,900	CS1-	275	02/29/00		1,900	Restricted
		Total Active Shares for Stock Class CS1				**5,700**	
				Total Restricted Shares:		**5,700**	
[redacted]							
	131	CS1-	342	03/03/00		131	Restricted
	263	CS1-	343	03/03/00		263	Restricted
		Total Active Shares for Stock Class CS1				**394**	
				Total Restricted Shares:		**394**	
[redacted]							
	16	CS1-	328	03/03/00		16	
[redacted]							
	1,233	CS1-	211	11/18/99		1,233	

"Exhibit A"

Name/Address	Shares	Certificate	Issued	Active Shares	
[redacted]					
	133	CS1- 213	11/30/99	133	
	66	CS1- 304	02/29/00	66	
	Total Active Shares for Stock Class CS1			**199**	
OTC CAPITAL PARTNERS 999 BRICKELL AVE STE 520 MIAMI, FL 33131	500,000,000	CS1- 2057	06/27/11	500,000,000	
[redacted]	2,800	CS1- 477	08/21/02	2,800	
[redacted]					
	17,170	CS1- 345	03/06/00	17,170	Restricted
	17,170	CS1- 346	03/06/00	17,170	Restricted
	Total Active Shares for Stock Class CS1			**34,340**	
	Total Restricted Shares:			**34,340**	
[redacted]	999	CS1- 485	02/27/03	999	
[redacted]	79,687	CS1- 394	08/28/00	79,687	Restricted
	Total Restricted Shares:			**79,687**	
[redacted]	249	CS1- 2105	08/13/15	249	
[redacted]					
	5,000	CS1- 220	12/14/99	5,000	Restricted
	2,500	CS1- 305	02/29/00	2,500	
	Total Active Shares for Stock Class CS1			**7,500**	
	Total Restricted Shares:			**5,000**	
[redacted]					
	66	CS1- 212	11/22/99	66	
	33	CS1- 306	02/29/00	33	
	Total Active Shares for Stock Class CS1			**99**	
[redacted]					
	49	CS1- 433	01/30/01	49	

Name/Address	Shares	Certificate	Issued	Active Shares	
	2,000	CS1- 225	12/14/99	2,000	Restricted
	1,000	CS1- 315	02/29/00	1,000	Restricted
	Total Active Shares for Stock Class CS1			**3,000**	
		Total Restricted Shares:		**3,000**	
[redacted]	79,688	CS1- 391	08/28/00	79,688	Restricted
		Total Restricted Shares:		**79,688**	
[redacted]	125	CS1- 472	05/09/02	125	
[redacted]	124	CS1- 471	05/09/02	124	
[redacted]	10	CS1- 458	09/19/01	10	
[redacted]	100	CS1- 489	03/27/03	100	
	99	CS1- 490	03/27/03	99	
	Total Active Shares for Stock Class CS1			**199**	
[redacted]	166	CS1- 35	12/22/98	166	
	83	CS1- 296	02/29/00	83	
	Total Active Shares for Stock Class CS1			**249**	
[redacted]	500,000,000	BE1- 4 BkEntry	02/02/18	500,000,000	Restricted
		Total Restricted Shares:		**500,000,000**	
[redacted]	700	CS1- 2109	09/28/15	700	
WAYFARER MANAGEMENT LTD C/O GLOBAL TECHNOLOGIES NA/, NV 00000	220,000,000	CS1- 2016	09/15/10	220,000,000	Restricted
	240,000,000	CS1- 2019	12/08/10	240,000,000	
	105,000,000	CS1- 2042	04/27/11	105,000,000	
	Total Active Shares for Stock Class CS1			**565,000,000**	